Exhibit 99.2

# 4TH QUARTER 2017

## Supplemental Operating & Financial Data

Supplemental Financial and Operating Data

Table of Contents

April  30, 2017

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Debt Analysis	9
Debt Detail	11
Capital Analysis	13

Portfolio Analysis
Net Operating Income Detail	14-17

Tenant Analysis
Multifamily Summary	18
Healthcare Leasing Summary	19-21
10 Largest Commercial Tenants	22

Growth Analysis
Development Summary	23

Definitions	24

Company Background

Fourth Quarter Fiscal 2017

We are a real estate investment trust (REIT) focused on the acquisition, development, redevelopment and management of multifamily communities located primarily in select growth markets throughout the Midwest. Our portfolio consists of multifamily and healthcare segments.

As of April  30, 2017, we held for investment a portfolio of 129 properties consisting of 87 multifamily properties, 29 healthcare properties, and 13 other commercial properties.   As of April  30, 2017, our common shares and Series B preferred shares were publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRETPRB, respectively).

Company Snapshot

(as of April  30, 2017)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	129
Total Units Held for Investment
(multifamily properties)	12,885
Total Square Feet Held for Investment
(healthcare and other commercial properties)	2.6 million
Common Shares Outstanding (thousands)	121,199(1)
Limited Partnership Units Outstanding (thousands)	15,617(1)
Common Share Distribution - Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	4.7%
Total Capitalization (see p.12 for detail)	$1.7 billion
(1)	Common Shares and Limited Partnership Units outstanding as of June 22, 2017 were 120,622,114 and 15,208,028, respectively.

Investor Information

Board of Trustees

Jeffrey P. Caira	Trustee and Chair
John D. Stewart	Trustee, Vice Chair, and Chair of the Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey L. Miller	Trustee, Chair of the Nominating and Governance Committee and Chair of the Executive Committee
Michael T. Dance	Trustee, Chair of the Investment Committee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Mark O. Decker, Jr.	Trustee, President and Chief Executive Officer

Management

Mark O. Decker, Jr.	President and Chief Executive Officer; Trustee
John A. Kirchmann	Executive Vice President
Ted E. Holmes	Chief Financial Officer
Anne Olson	Executive Vice President, General Counsel and Secretary
Andrew Martin	Executive Vice President – Asset Management
Nancy B. Andersen	Senior Vice President and Principal Accounting Officer
Matthew M. Volpano	Senior Vice President – Capital Markets

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Stephen Swett
Post Office Box 1988	701-837-7104
Minot, North Dakota 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Stock Exchange Listing: NYSE

Common Share Data (NYSE: IRET)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2016
High Closing Price	$6.61	$7.20	$6.67	$6.63	$7.48	$8.39
Low Closing Price	$5.67	$5.81	$5.67	$6.01	$5.97	$6.24
Average Closing Price	$6.09	$6.65	$6.21	$6.35	$6.71	$7.35
Closing Price at end of quarter	$5.91	$6.44	$6.07	$6.62	$6.02	$6.52
Common Share Distributions—annualized	$0.28	$0.28	$0.52	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	4.7%	4.3%	8.6%	7.9%	8.6%	8.0%
Closing common shares outstanding (thousands)	121,199	121,889	121,701	121,528	121,091	121,034
Closing limited partnership units outstanding (thousands)	15,617	16,034	16,229	16,285	16,285	13,864
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$808,583	$888,224	$837,235	$912,322	$827,004	$879,535

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plans, anticipated operating results, anticipated timing of development projects being placed into service, anticipated closings of the remaining senior housing sales, anticipated implementation and results of its value add program, and anticipated timing of properties becoming same-store properties, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance its indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under its debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower than expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; abandonment of development or redevelopment opportunities for which we have already incurred costs; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2017 and subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fourth Quarter Fiscal 2017

Property Cost by Segment for Properties Held for Investment

Percentage of Total Property Cost by State for Properties Held for Investment

3.1%
MT
28.1%
ND
51.3%
MN
0.2%
WI
4.3%
SD
1.8%
IA
7.0%
NE
4.1%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	4/30/2017	1/31/2017	10/31/2016	7/31/2016	4/30/2016
ASSETS
Real estate investments
Property owned	$1,677,481	$1,685,823	$1,665,354	$1,667,442	$1,681,471
Less accumulated depreciation	(340,417)	(334,875)	(321,790)	(319,087)	(312,889)
	1,337,064	1,350,948	1,343,564	1,348,355	1,368,582
Development in progress	—	11,531	20,921	27,454	51,681
Unimproved land	18,455	19,076	19,069	18,933	20,939
Total real estate investments	1,355,519	1,381,555	1,383,554	1,394,742	1,441,202
Assets held for sale and assets of discontinued operations	37,708	140,226	191,233	215,817	220,537
Cash and cash equivalents	28,819	56,999	68,729	54,438	66,698
Other investments	—	—	—	—	50
Receivable arising from straight-lining of rents, net of allowance	7,822	7,839	7,660	7,683	7,179
Accounts receivable, net of allowance	2,600	3,878	9,815	3,018	1,524
Real estate deposits	23,659	—	1,370	—	—
Prepaid and other assets	3,131	4,060	3,496	2,265	2,937
Intangible assets, net of accumulated amortization	658	731	842	1,172	1,858
Tax, insurance, and other escrow	5,050	5,724	4,786	4,752	5,450
Property and equipment, net of accumulated depreciation	901	915	928	977	1,011
Goodwill	1,572	1,645	1,645	1,680	1,680
Deferred charges and leasing costs, net of accumulated amortization	7,075	5,517	5,261	4,999	4,896
TOTAL ASSETS	$1,474,514	$1,609,089	$1,679,319	$1,691,543	$1,755,022

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$30,062	$54,291	$69,326	$76,195	$77,488
Accounts payable and accrued expenses	40,350	41,351	40,382	41,797	39,727
Revolving line of credit	57,050	157,000	47,500	17,500	17,500
Mortgages payable, net of loan costs	661,960	688,424	779,568	812,082	812,393
Construction debt and other	41,817	39,524	82,742	78,481	82,130
TOTAL LIABILITIES	831,239	980,590	1,019,518	1,026,055	1,029,238

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,181	7,300	8,585	7,468	7,522
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	—	—	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	916,121	921,735	920,759	922,698	922,084
Accumulated distributions in excess of net income	(466,541)	(486,015)	(489,356)	(482,264)	(442,000)
Total Investors Real Estate Trust shareholders’ equity	560,937	547,077	570,077	579,108	618,758
Noncontrolling interests – Operating Partnership	73,233	72,007	71,994	73,071	78,484
Noncontrolling interests – consolidated real estate entities	1,924	2,115	9,145	5,841	21,020
Total equity	636,094	621,199	651,216	658,020	718,262
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,474,514	$1,609,089	$1,679,319	$1,691,543	$1,755,022

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Twelve Months Ended				Three Months Ended
OPERATING RESULTS	4/30/2017		4/30/2016		4/30/2017		1/31/2017		10/31/2016		7/31/2016		4/30/2016
Real estate revenue	$205,738		$188,320		$54,344		$51,174		$50,609		$49,611		$48,523
Real estate expenses	88,355		79,100		22,355		22,793		21,573		21,634		20,524
Net operating income	117,383		109,220		31,989		28,381		29,036		27,977		27,999
Depreciation/amortization	(55,009)		(49,832)		(13,736)		(13,475)		(13,531)		(14,267)		(13,517)
Impairment of real estate investments	(57,028)		(5,543)		(2,875)		—		—		(54,153)		(2,223)
General and administrative expenses	(12,075)		(11,267)		(3,637)		(3,130)		(2,702)		(2,606)		(2,951)
Acquisition and investment related costs	(3,276)		(830)		(3,224)		(5)		(4)		(43)		(397)
Other expenses	(3,796)		(2,231)		(1,091)		(1,037)		(816)		(852)		(950)
Interest expense	(41,127)		(35,768)		(9,457)		(10,680)		(10,626)		(10,364)		(10,062)
Loss on extinguishment of debt	(3,099)		(106)		(1,192)		(1,907)		—		—		—
Interest and other income	1,176		398		465		430		93		188		57
(Loss) income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	(56,851)		4,041		(2,758)		(1,423)		1,450		(54,120)		(2,044)
Income (loss) on sale of real estate and other investments	18,701		9,640		7,409		2,437		(103)		8,958		8,369
Gain on bargain purchase	—		3,424		—		—		—		—		3,424
(Loss) income from continuing operations	(38,150)		17,105		4,651		1,014		1,347		(45,162)		9,749
Income from discontinued operations	68,675		59,497		28,989		24,175		10,943		4,568		2,006
Net income (loss)	$30,525		$76,602		$33,640		$25,189		$12,290		$(40,594)		$11,755

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(4,059)		(7,032)		(3,656)		(2,525)		(1,174)		3,296		(1,092)
Net loss attributable to noncontrolling interests – consolidated real estate entities	16,881		2,436		296		446		484		15,655		340
Net income (loss) attributable to Investors Real Estate Trust	43,347		72,006		30,280		23,110		11,600		(21,643)		11,003
Dividends to preferred shareholders	(10,546)		(11,514)		(2,286)		(2,503)		(2,878)		(2,879)		(2,878)
Redemption of Preferred Shares	(1,435)		—		—		(1,435)		—		—		—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$31,366		$60,492		$27,994		$19,172		$8,722		$(24,522)		$8,125

Per Share Data
(Loss) earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$(0.24)		$0.06		$0.02		$(0.02)		$(0.01)		$(0.23)		$0.06
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	0.50		0.43		0.21		0.18		0.08		0.03		0.01
Net income (loss) per common share – basic & diluted	$0.26		$0.49		$0.23		$0.16		$0.07		$(0.20)		$0.07

Percentage of Revenues
Real estate expenses	42.9%		42.0%		41.1%		44.5%		42.6%		43.6%		42.3%
Depreciation/amortization	26.7%		26.5%		25.3%		26.3%		26.7%		28.8%		27.9%
General and administrative expenses	5.9%		6.0%		6.7%		6.1%		5.3%		5.3%		6.1%
Interest	20.0%		19.0%		17.4%		20.9%		21.0%		20.9%		20.7%
Income from discontinued operations	33.4%		31.6%		53.3%		47.2%		21.6%		9.2%		4.1%
Net income	14.8%		40.7%		61.9%		49.2%		24.3%		(81.8)%		24.2%

Ratios
Adjusted EBITDA(1)/Interest expense	2.52	x	2.54	x	2.45	x	2.47	x	2.54	x	2.52	x	2.76	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.05	x	2.10	x	2.00	x	2.04	x	2.05	x	2.03	x	2.23	x

(1)	See Definitions on page 24. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FUNDS FROM OPERATIONS (unaudited)

(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	4/30/2017	4/30/2016	4/30/2017	1/31/2017	10/31/2016	7/31/2016	4/30/2016
Funds From Operations(1)
Net income (loss) attributable to Investors Real Estate Trust	$43,347	$72,006	$30,280	$23,110	$11,600	$(21,643)	$11,003
Less dividends to preferred shareholders	(10,546)	(11,514)	(2,286)	(2,503)	(2,878)	(2,879)	(2,878)
Less redemption of preferred shares	(1,435)	—	—	(1,435)	—	—	—
Net income (loss) available to common shareholders	31,366	60,492	27,994	19,172	8,722	(24,522)	8,125
Adjustments:
Noncontrolling interests – Operating Partnership	4,059	7,032	3,656	2,525	1,174	(3,296)	1,092
Depreciation and amortization of real property	52,564	63,789	13,222	12,933	12,971	13,437	15,694
Impairment of real estate investments attributable to Investors Real Estate Trust	42,065	5,983	2,875	—	—	39,189	2,223
(Gain) loss on depreciable property sales	$(74,847)	$(33,422)	(37,517)	(21,972)	(6,400)	(8,958)	(7,910)
FFO applicable to common shares and Units	55,207	103,874	$10,230	$12,658	$16,467	$15,850	$19,224

FFO per share and unit - basic and diluted(2)	$0.40	$0.76	$0.07	$0.09	$0.12	$0.12	$0.14

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$55,207	$103,874	$10,230	$12,658	$16,467	$15,850	$19,224
Adjustments:
Tenant improvements at same-store(3) properties	(2,600)	(1,509)	(526)	(1,212)	(362)	(500)	(778)
Leasing costs at same-store properties(3)	(1,072)	(587)	(72)	(365)	(464)	(170)	(89)
Recurring capital expenditures(1)(3)	(4,402)	(5,553)	(1,189)	(989)	(1,140)	(1,141)	(825)
Straight-line rents	(1,001)	(859)	(174)	(292)	162	(697)	(238)
Non-real estate depreciation	305	354	78	69	69	88	93
Acquisition costs	—	253	—	—	—	—	91
Default interest	—	4,683	—	—	—	—	—
(Gain) loss on extinguishment of debt	4,889	(29,230)	2,910	1,907	72	—	—
Gain on bargain purchase	—	(3,424)	—	—	—	—	(3,424)
Share-based compensation expense	6	2,256	(1,421)	563	603	262	864
Redemption of Preferred Shares	1,435	—	—	1,435	—	—	—
Severance	2,612	—	2,612	—	—	—	—
AFFO applicable to common shares and Units	$55,379	$70,258	$12,448	$13,774	$15,407	$13,692	$14,918

AFFO per share and unit - basic and diluted	$0.40	$0.51	$0.09	$0.10	$0.11	$0.10	$0.11

Weighted average shares and units	137,299	137,372	136,952	137,375	137,418	137,402	136,438

(1)	See Definitions on page 24.
(2)

Excluding income from a lease termination of $3.2 million; loss on extinguishment of debt of $4.9 million; redemption costs of preferred shares of $1.4 million; loss on write off of costs related to developments of $3.3 million; and expense related to stock based compensation and severance pay of $2.6 million, FFO would have been $64.2 million and $0.47 per Common Share and Unit for the twelve months ended April 30, 2017. Excluding gain or loss on extinguishment of debt of $29.2 million; gain on bargain purchase of $3.4 million; and default interest of $4.7 million, FFO would have been $75.9 million and $0.55 per Common Share and Unit for the twelve months ended April 30, 2016. Excluding income from a lease termination of $3.2 million; loss on extinguishment of debt of $2.9 million; loss on write off of costs related to developments of $3.2 million; and expense related to stock based compensation and severance pay of $1.2 million, FFO would have been $14.3 million and $0.11 per Common Share and Unit for the three months ended April 30, 2017. Excluding gain on bargain purchase of $3.4 million, FFO would have been $15.8 million and $0.12 per Common Share and Unit for the three months ended April  30, 2016.

(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Twelve Months Ended		Three Months Ended
	4/30/2017	4/30/2016	4/30/2017	1/31/2017	10/31/2016	7/31/2016	4/30/2016
Adjusted EBITDA(1)
Net income (loss) attributable to Investors Real Estate Trust	$43,347	$72,006	$30,280	$23,110	$11,600	$(21,643)	$11,003
Adjustments:
Noncontrolling interests – Operating Partnership	4,059	7,032	3,656	2,525	1,174	(3,296)	1,092
Income before noncontrolling interests – Operating Partnership	47,406	79,038	33,936	25,635	12,774	(24,939)	12,095
Add:
Interest expense	45,942	54,174	10,303	11,880	12,021	11,738	11,475
Loss (gain) loss on extinguishment of debt	4,889	(29,230)	2,910	1,907	72	—	—
Depreciation/amortization related to real estate investments	52,774	63,998	13,280	12,983	13,014	13,497	15,765
Amortization related to real estate revenues(2)	95	146	20	21	27	27	23
Impairment of real estate investments attributable to Investors Real Estate Trust	42,065	5,983	2,875	—	—	39,190	2,223
Less:
Interest income	(2,545)	(2,257)	(557)	(816)	(600)	(572)	(570)
Gain on sale of real estate and other investments	(74,847)	(34,193)	(37,517)	(21,972)	(6,400)	(8,958)	(7,911)
Adjusted EBITDA	$115,779	$137,659	25,250	29,638	30,908	29,983	33,100

(1)	See Definitions on page 24.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

DEBT ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

Total Debt

	Future Maturities of Debt(1)

Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2018	$15,715	$47,321	$63,036	3.86%	8.0%
2019	20,288	17,927	38,215	4.44%	4.9%
2020	105,702	32,503	138,205	5.56%	17.6%
2021	102,800	57,050	159,850	4.32%	20.3%
2022	123,925	1,694	125,619	5.18%	16.0%
2023	28,721	—	28,721	4.13%	3.7%
2024	51,204	—	51,204	4.02%	6.5%
2025	18,866	—	18,866	4.04%	2.4%
2026	55,195	—	55,195	3.74%	7.0%
2027	92,000	—	92,000	3.56%	11.7%
Thereafter	15,119	—	15,119	4.93%	1.9%
Total maturities	$629,535	$156,495	$786,030	4.49%	100.0%

(1)	Includes mortgages on properties held for sale, construction debt, and line of credit.
(2)	Weighted average interest rate of debt that matures in fiscal year.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

DEBT ANALYSIS

(in thousands)

	4/30/2017	1/31/2017	10/31/2016	7/31/2016	4/30/2016
Debt Balances Outstanding(1)
Fixed rate	$629,535	$658,224	$617,694	$635,251	$689,346
Variable rate	99,445	81,314	226,891	249,169	196,801
Line of credit	57,050	157,000	47,500	17,500	17,500
Debt total	$786,030	$896,538	$892,085	$901,920	$903,647

Weighted Average Interest Rates Secured	4.63%	4.71%	4.52%	4.54%	4.54%
Line of Credit Rate	2.74%	2.55%	4.75%	4.75%	4.75%

(1)	Includes mortgages on properties held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

DEBT DETAIL AS OF APRIL 30, 2017

(in thousands)

Property	Maturity Date	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Thereafter	Total(1)

Multifamily
Cardinal Point - Grand Forks, ND	8/1/2017	23,810	—	—	—	—	23,810
Evergreen II – Isanti, MN	11/1/2017	1,972	—	—	—	—	1,972
Ponds – Sartell, MN	11/1/2017	3,641	—	—	—	—	3,641
Monticello Crossings - Monticello, MN	5/4/2018	—	17,927	—	—	—	17,927
Homestead Gardens II - Rapid City, SD	6/1/2018	—	3,024	—	—	—	3,024
Plaza - Minot, ND	8/1/2018	—	5,068	—	—	—	5,068
Greenfield - Omaha, NE	2/1/2019	—	3,451	—	—	—	3,451
Brooklyn Heights - Minot, ND(2)	4/1/2019	—	573	—	—	—	573
Colton Heights - Minot, ND(2)	4/1/2019	—	323	—	—	—	323
Pines - Minot, ND(2)	4/1/2019	—	92	—	—	—	92
Summit Park - Minot, ND(2)	4/1/2019	—	795	—	—	—	795
Terrace Heights - Minot, ND(2)	4/1/2019	—	133	—	—	—	133
Monticello Village - Monticello, MN	5/28/2019	—	—	2,853	—	—	2,853
Rimrock West - Billings, MT	9/1/2019	—	—	3,160	—	—	3,160
Rocky Meadows - Billings, MT	9/1/2019	—	—	4,899	—	—	4,899
Cimarron Hills - Omaha, NE	10/1/2019	—	—	4,562	—	—	4,562
Cottonwood - Bismarck, ND	10/1/2019	—	—	15,111	—	—	15,111
Forest Park - Grand Forks, ND	10/1/2019	—	—	7,275	—	—	7,275
Renaissance Heights I - Williston, ND	10/1/2019	—	—	23,439	—	—	23,439
Williston Garden - Williston, ND	10/30/2019	—	—	7,316	—	—	7,316
Williston Garden - Williston, ND	10/30/2019	—	—	225	—	—	225
Evergreen - Isanti, MN	11/1/2019	—	—	1,913	—	—	1,913
Pinehurst - Billings, MT	11/1/2019	—	—	121	—	—	121
Northridge - Bismarck, ND	12/1/2019	—	—	5,986	—	—	5,986
Castlerock - Billings, MT	1/1/2020	—	—	6,347	—	—	6,347
Thomasbrook - Lincoln, NE	1/1/2020	—	—	5,687	—	—	5,687
Westwood Park - Bismarck, ND	1/1/2020	—	—	1,879	—	—	1,879
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	3,145	—	—	3,145
Brookfield Village - Topeka, KS	3/1/2020	—	—	5,025	—	—	5,025
Crown Colony - Topeka, KS	4/1/2020	—	—	7,780	—	—	7,780
Mariposa - Topeka, KS	4/1/2020	—	—	2,816	—	—	2,816
Sherwood - Topeka, KS	4/1/2020	—	—	11,686	—	—	11,686
Deer Ridge	5/1/2020	—	—	—	11,490	—	11,490
Valley Park - Grand Forks, ND	6/1/2020	—	—	—	3,683	—	3,683
Country Meadows II - Billings, MT	10/1/2020	—	—	—	3,355	—	3,355
Olympic Village - Billings, MT	11/1/2020	—	—	—	10,158	—	10,158
Villa West Apartments - Topeka, KS	12/1/2020	—	—	—	11,729	—	11,729
Park Meadows - Waite Park, MN	1/1/2021	—	—	—	8,195	—	8,195
Sunset Trail - Rochester, MN	2/1/2021	—	—	—	7,732	—	7,732
Oxbow Park - Sioux Falls, SD(3)	4/1/2021	—	—	—	3,661	—	3,661
Sierra Vista - Sioux Falls, SD(3)	4/1/2021	—	—	—	1,323	—	1,323
Oakwood Estates - Sioux Falls, SD(3)	4/29/2021	—	—	—	3,749	—	3,749
Summary of Debt due after Fiscal 2021		—	—	—	—	348,529	348,529
Sub-Total Multifamily		$29,423	$31,386	$121,225	$65,075	$348,529	$595,638

Healthcare
Edgewood Vista – Hermantown I, MN(2)	5/28/2017	16,233	—	—	—	—	16,233
High Pointe Health Campus – Lake Elmo, MN	4/1/2018	7,278	—	—	—	—	7,278
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	1,180	—	—	1,180
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	683	—	—	683

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

DEBT DETAIL AS OF APRIL 30, 2017

(in thousands)

Property	Maturity Date	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Thereafter	Total (1)
Mariner Clinic - Superior, WI	8/1/2019	—	—	1,494	—	—	1,494
Pavilion I - Duluth, MN	8/1/2019	—	—	3,937	—	—	3,937
Pavilion II - Duluth, MN	8/1/2019	—	—	7,245	—	—	7,245
Wells Clinic - Hibbing, MN	8/1/2019	—	—	1,042	—	—	1,042
Edina 6525 France SMC II - Edina, MN	12/1/2020	—	—	—	9,394	—	9,394
Edina 6545 France - 2nd Mtg/Parking Ramp - Edina, MN	12/1/2020	—	—	—	886	—	886
Edina 6545 France SMC I - Edina, MN	12/1/2020	—	—	—	27,445	—	27,445
Summary of Debt due after Fiscal 2021		—	—	—	—	35,824	35,824
Sub-Total Healthcare		$23,511	$—	$15,581	$37,725	$35,824	$112,641

Other
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	10,102	—	—	—	—	10,102
Plaza 16 – Minot, ND	8/1/2018	—	6,726	—	—	—	6,726
Lexington Commerce Center - Eagan, MN	2/1/2020	—	—	1,399	—	—	1,399
Line of credit	1/31/2021	—	—	—	57,050	—	57,050
Summary of Debt due after Fiscal 2021		—	—	—	—	2,371	2,371
Sub-Total All Other		$10,102	$6,726	$1,399	$57,050	$2,371	$77,648

Total		$63,036	$38,112	$138,205	$159,850	$386,724	$785,927

(1)	Totals are principal balances of mortgages, construction debt and line of credit as of April 30, 2017.
(2)	Property is classified as held for sale at April 30, 2017.
(3)	Loan was paid off subsequent to April 30, 2017.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	4/30/2017	1/31/2017	10/31/2016	7/31/2016	4/30/2016
Equity Capitalization
Common shares outstanding	121,199	121,889	121,701	121,528	121,091
Operating partnership (OP) units outstanding	15,617	16,034	16,229	16,285	16,285
Total common shares and OP units outstanding	136,816	137,923	137,930	137,813	137,376
Market price per common share (closing price at end of period)	$5.91	$6.44	$6.07	$6.62	$6.02
Equity capitalization-common shares and OP units	$808,583	$888,224	$837,235	$912,322	$827,004
Recorded book value of preferred shares	$111,357	$111,357	$138,674	$138,674	$138,674
Total equity capitalization	$919,940	$999,581	$975,909	$1,050,996	$965,678

Debt Capitalization
Total debt	$793,827	$943,751	$982,486	$988,031	$993,323
Total capitalization	$1,713,767	$1,943,332	$1,958,395	$2,039,027	$1,959,001

Total debt to total capitalization	0.46:1	0.49:1	0.50:1	0.48:1	0.51:1

	Twelve Months Ended				Three Months Ended
	4/30/2017		4/30/2016		4/30/2017		1/31/2017		10/31/2016		7/31/2016		4/30/2016
Earnings to fixed charges(1)	(2)		1.25	x	1.48	x	1.12	x	1.14	x	(5)		1.80	x
Earnings to combined fixed charges and preferred distributions(1)	(2)		1.05		1.21		(3)		(4)		(5)		1.46	x
Debt service coverage ratio(1)	1.67	x	1.75	x	1.69	x	1.67	x	1.66	x	1.62	x	1.86	x

Distribution Data
Common shares and units outstanding at record date	137,723		134,897		137,723		137,944		137,934		137,376		134,897
Total common distribution paid	$63,360		$71,290		$9,641		$17,929		$17,931		$17,859		$17,536
Common distribution per share and unit	$0.40		$0.52		$0.07		$0.07		$0.13		$0.13		$0.13
Payout ratio (FFO per share and unit basis)(1)	100.0%		68.4%		100.0%		77.8%		108.3%		108.3%		92.9%
Payout ratio (AFFO per share and unit basis)(1)	100.0%		102.0%		77.8%		70.0%		118.2%		130.0%		118.2%

(1)	See Definitions on page 24.
(2)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $21.5 million and $32.0 million, respectively. Excluding non-cash asset impairment charges of $57.1 million in the twelve months ended April  30, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.77x and 1.44x, respectively, for the twelve months ended April  30, 2017.

(3)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended January 31, 2017.

(4)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million.  The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended October 31, 2016.

(5)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $29.6 million and $32.5 million, respectively. Excluding non-cash asset impairment charges of $54.2 million in the three months ended July 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 3.06x and 2.47x, respectively, for the three months ended July 31, 2016.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended April 30, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$27,792	$9,355	$2,139	$—	$39,286
Non-same-store	9,393	5,199	466	—	15,058
Total	37,185	14,554	2,605	—	54,344

Real estate expenses(1)
Same-store	12,492	3,417	587	955	17,451
Non-same-store	4,019	443	142	300	4,904
Total	16,511	3,860	729	1,255	22,355

Net operating income (NOI)
Same-store	15,300	5,938	1,552	(955)	21,835
Non-same-store	5,374	4,756	324	(300)	10,154
Net operating income (loss)	$20,674	$10,694	$1,876	$(1,255)	$31,989

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,030)	$(2,774)	$(854)	$(78)	$(13,736)
Impairment of real estate investments	(2,119)	—	—	(756)	(2,875)
General and administrative expenses	—	—	—	(3,637)	(3,637)
Acquisition and investment related costs	—	—	—	(3,224)	(3,224)
Other expenses	—	—	—	(1,091)	(1,091)
Interest expense	(7,027)	(1,206)	(313)	(911)	(9,457)
Loss on debt extinguishment	(1,183)	—	(9)	—	(1,192)
Interest and other income	—	—	—	465	465
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations	315	6,714	700	(10,487)	(2,758)
Gain on sale of real estate and other investments	809	6,600	—	—	7,409
Income (loss) from continuing operations	1,124	13,314	700	(10,487)	4,651
Income from discontinued operations	—	28,989	—	—	28,989
Net income (loss)	1,124	42,303	700	(10,487)	33,640
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(3,656)	(3,656)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	296	296
Net income (loss) attributable to Investors Real Estate Trust	1,124	42,303	700	(13,847)	30,280
Dividends to preferred shareholders	—	—	—	(2,286)	(2,286)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,124	$42,303	$700	$(16,133)	$27,994

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended April 30, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$27,658	$9,698	$2,186	$—	$39,542
Non-same-store	6,458	1,934	589	—	8,981
Total	34,116	11,632	2,775	—	48,523

Real estate expenses(1)
Same-store	11,837	3,685	502	686	16,710
Non-same-store	3,098	467	136	113	3,814
Total	14,935	4,152	638	799	20,524

Net operating income (NOI)
Same-store	15,821	6,013	1,684	(686)	22,832
Non-same-store	3,360	1,467	453	(113)	5,167
Net operating income (loss)	$19,181	$7,480	$2,137	$(799)	$27,999

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,418)	$(3,109)	$(913)	$(77)	$(13,517)
Impairment of real estate investments	—	(1,898)	—	(325)	(2,223)
General and administrative expenses	—	—	—	(2,951)	(2,951)
Acquisition and investment related costs	—	—	—	(397)	(397)
Other expenses	—	—	—	(950)	(950)
Interest expense	(7,365)	(2,115)	(368)	(214)	(10,062)
Interest and other income	—	—	—	57	57
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	2,398	358	856	(5,656)	(2,044)
(Loss) gain on sale of real estate and other investments	(32)	7,982	420	(1)	8,369
Gain on bargain purchase	3,424	—	—	—	3,424
Income (loss) from continuing operations	5,790	8,340	1,276	(5,657)	9,749
Income from discontinued operations	—	1,863	143	—	2,006
Net income (loss)	5,790	10,203	1,419	(5,657)	11,755
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,092)	(1,092)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	340	340
Net income (loss) attributable to Investors Real Estate Trust	5,790	10,203	1,419	(6,409)	11,003
Dividends to preferred shareholders	—	—	—	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,790	$10,203	$1,419	$(9,287)	$8,125

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Twelve Months Ended April 30, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$110,019	$38,648	$8,893	$—	$157,560
Non-same-store	34,724	11,208	2,246	—	48,178
Total	144,743	49,856	11,139	—	205,738

Real estate expenses(1)
Same-store	48,896	14,672	2,487	4,553	70,608
Non-same-store	14,396	1,747	537	1,067	17,747
Total	63,292	16,419	3,024	5,620	88,355

Net operating income (NOI)
Same-store	61,123	23,976	6,406	(4,553)	86,952
Non-same-store	20,328	9,461	1,709	(1,067)	30,431
Net operating income (loss)	$81,451	$33,437	$8,115	$(5,620)	$117,383

Reconciliation of NOI to net (loss) income available to common shareholders
Depreciation/amortization	$(39,801)	$(11,318)	$(3,600)	$(290)	$(55,009)
Impairment of real estate investments	(53,520)	—	—	(3,508)	(57,028)
General and administrative expenses	—	—	—	(12,075)	(12,075)
Acquisition and investment related costs	—	—	—	(3,276)	(3,276)
Other expenses	—	—	—	(3,796)	(3,796)
Interest expense	(30,239)	(7,171)	(1,522)	(2,195)	(41,127)
Loss on extinguishment of debt	(1,432)	(1,455)	(136)	(76)	(3,099)
Interest and other income	—	—	—	1,176	1,176
(Loss) income before (loss) gain on sale of real estate and income from discontinued operations	(43,541)	13,493	2,857	(29,660)	(56,851)
Gain (loss) on sale of real estate and other investments	809	6,498	11,419	(25)	18,701
(Loss) income from continuing operations	(42,732)	19,991	14,276	(29,685)	(38,150)
Income from discontinued operations	—	68,362	313	—	68,675
Net (loss) income	(42,732)	88,353	14,589	(29,685)	30,525
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(4,059)	(4,059)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	16,881	16,881
Net (loss) income attributable to Investors Real Estate Trust	(42,732)	88,353	14,589	(16,863)	43,347
Dividends to preferred shareholders	—	—	—	(10,546)	(10,546)
Redemption of Preferred Shares	—	—	—	(1,435)	(1,435)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(42,732)	$88,353	$14,589	$(28,844)	$31,366

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Twelve Months Ended April 30, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$111,644	$38,550	$9,247	$—	$159,441
Non-same-store	19,505	7,071	2,303	—	28,879
Total	131,149	45,621	11,550	—	188,320

Real estate expenses(1)
Same-store	47,746	13,892	2,069	3,672	67,379
Non-same-store	9,384	1,547	431	359	11,721
Total	57,130	15,439	2,500	4,031	79,100

Net operating income (NOI)
Same-store	63,898	24,658	7,178	(3,672)	92,062
Non-same-store	10,121	5,524	1,872	(359)	17,158
Net operating income (loss)	$74,019	$30,182	$9,050	$(4,031)	$109,220

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(34,396)	$(11,496)	$(3,648)	$(292)	$(49,832)
Impairment of real estate investments	(1,873)	(1,898)	—	(1,772)	(5,543)
General and administrative expenses	—	—	—	(11,267)	(11,267)
Acquisition and investment related costs	—	—	—	(830)	(830)
Other expenses	—	—	—	(2,231)	(2,231)
Interest expense	(26,742)	(8,607)	(1,584)	1,165	(35,768)
Loss on debt extinguishment	(93)	—	(13)	—	(106)
Interest and other income	—	—	—	398	398
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations	10,915	8,181	3,805	(18,860)	4,041
(Loss) gain on sale of real estate and other investments	(32)	7,982	1,705	(15)	9,640
Gain on bargain purchase	3,424	—	—	—	3,424
Income (loss) from continuing operations	14,307	16,163	5,510	(18,875)	17,105
Income from discontinued operations	—	8,131	51,366	—	59,497
Net income (loss)	14,307	24,294	56,876	(18,875)	76,602
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(7,032)	(7,032)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	2,436	2,436
Net income (loss) attributable to Investors Real Estate Trust	14,307	24,294	56,876	(23,471)	72,006
Dividends to preferred shareholders	—	—	—	(11,514)	(11,514)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$14,307	$24,294	$56,876	$(34,985)	$60,492

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	04/30/17	01/31/17	10/31/16	07/31/16	04/30/16
Number of Units
Same-Store	10,512	10,513	10,513	10,840	9,853
Non-Same-Store	2,693	2,652	2,589	2,196	3,121
All Properties	13,205	13,165	13,102	13,036	12,974

Average Investment Per Unit
Same-Store	$78,996	$78,499	$77,814	$77,371	$72,986
Non-Same-Store	164,715	165,367	164,515	196,164	161,851
All Properties	$96,485	$95,998	$94,946	$97,382	$94,092

Average Scheduled Rent(2) per Unit
Same-Store	$906	$902	$902	$888	$871
Non-Same-Store	1,267	1,289	1,336	1,458	1,244
All Properties	$980	$980	$988	$984	$960

Average Revenue per Unit(3)
Same-Store	$955	$941	$950	$928	$912
Non-Same-Store	1,334	1,325	1,376	1,462	1,276
All Properties	$1,032	$1,019	$1,035	$1,020	$1,000

Occupancy
Same-Store	94.2%	92.7%	92.9%	93.0%	94.8%
Non-Same-Store	88.8%	86.9%	84.4%	77.5%	78.4%
All Properties	93.1%	91.5%	91.2%	90.4%	90.8%

Operating Expenses as a % of Scheduled Rent
Same-Store	46.6%	47.7%	44.9%	47.0%	44.4%
Non-Same-Store	42.1%	39.2%	36.4%	31.2%	36.6%
All Properties	45.4%	45.5%	42.7%	43.0%	42.0%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Unit	$113	$94	$108	$105	$84

Total Non-Recurring Capital Expenditures per Unit - Same-Store	$168	$201	$188	$200	$85

Revenue Generating Expenditures per Unit(4)	$8,213	$10,224	$13,998	$8,102	7,632

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 24.
(3)	Total revenues divided by the weighted average occupied units for the period.
(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period and also includes common area redevelopment costs at properties in the value add program.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Leasing Activity

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended April 30, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	2,082	361	14,037	33,424	16,119	33,785	92.1%	95.6%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Twelve Months Ended April 30, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	20,001	45,446	118,076	156,543	138,077	201,989	92.1%	95.6%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Healthcare New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare properties:

Three Months Ended April 30, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	2,082	361	6.2	0.5	$5.62	$19.28	$—	$—	$5.50	$—

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Twelve Months Ended April 30, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1)		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	20,001	45,446	7.6	6.6	$19.42	$19.97	$36.58	$12.99	$6.17	$3.24

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare segment (square feet data in thousands):

Three Months Ended April 30, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	14,037	33,424	92.1%	95.8%	2.8	4.2	(1.4)%	5.4%	$—	$10.20	$1.04	$1.97

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Twelve Months Ended April 30, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	118,076	156,543	87.8%	92.2%	5.5	4.7	1.5%	5.7%	$2.10	$9.40	$3.69	$2.65

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of April 30, 2017.

			Percentage of Total	Annualized Base		Percentage of Total
		Square Footage of	Healthcare	Rent of Expiring	Average	Healthcare
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Rental Rate	Annualized Base Rent
2018(1)	26	96,307	7.8%	$1,826,287	$18.96	6.8%
2019	16	70,862	5.8%	1,551,836	21.90	5.8%
2020	16	93,521	7.6%	1,922,802	20.56	7.2%
2021	20	95,575	7.8%	2,059,840	21.55	7.7%
2022	16	75,819	6.2%	1,380,789	18.21	5.2%
2023	15	65,379	5.3%	1,239,754	18.96	4.6%
2024	29	179,460	14.6%	4,178,414	23.28	15.6%
2025	5	76,691	6.2%	1,688,381	22.02	6.3%
2026	8	84,368	6.9%	1,509,909	17.90	5.6%
2027	13	176,652	14.4%	3,797,245	21.50	14.2%
Thereafter	14	216,299	17.6%	5,656,970	26.15	21.1%
Totals	178	1,230,933	100.0%	$26,812,228	$21.78	100.0%

(1)	Includes month-to-month leases. As of April 30, 2017, month-to-month leases accounted for 11,916 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized base rent is monthly scheduled rent as of April 1, 2017, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of April  30, 2017

		Average	% of Total		% of Aggregate
		Remaining	Commercial	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Fairview Health Services	8	48	11.9%	239,203	8.8%
St. Luke’s Hospital of Duluth, Inc.	5	106	8.7%	186,331	6.8%
Affiliates of Edgewood Vista	2	56	8.5%	279,834	10.3%
PrairieCare Medical LLC	2	120	7.5%	104,714	3.8%
Quality Manufacturing Corp	1	69	3.3%	427,798	15.7%
Children’s Hospitals & Clinics	3	55	2.7%	54,378	2.0%
Allina Health	4	39	2.7%	53,132	2.0%
Noran Neurological Clinic	1	76	2.4%	38,506	1.4%
Amerada Hess	1	111	2.3%	50,610	1.9%
Obstetrics and Gynecology Assc	3	157	2.2%	39,363	1.4%
Total/Weighted Average	30	67	52.2%	1,473,869	54.1%

(1)Annualized base rent is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FISCAL 2017 DEVELOPMENT SUMMARY

as of April  30, 2017

(dollars in thousands)

Development Placed in Service

					Occupancy at	Occupancy	Development
			Date Placed in		Date Placed in	as of	Cost as of
Property	Location	Segment	Service	Number of Units	Service	April 30, 2017	April 30, 2017
71 France(1)	Edina, MN	Multifamily	5/1/16	241	54.0%	90.5%	$72,362
Monticello Crossings	Monticello, MN	Multifamily	3/1/17	202	82.7%	87.6%	30,516
							$102,878

(1)	We are currently an approximately 52.6% partner in the joint venture entity constructing this project. The anticipated total cost amount given is the total cost to the joint venture entity.

Definitions

April  30, 2017

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that are not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Non-same-store properties, which are composed primarily of recent acquisitions and developments/redevelopments, generally have leasing commission and tenant improvement activity that is contemplated prior to the acquisition or development/redevelopment and which we identify as necessary to bring the property to our operational standards. These costs are not comparable from period to period and are not typical of the normalized recurring activity at same-store properties which maintains the quality of the underlying assets and the revenue stream. The non-same-store leasing commissions and tenant improvements are not representative of our ongoing operating performance and accordingly are not factored into the calculation of AFFO on a consolidated basis. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. We believe AFFO is helpful in understanding our operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. AFFO measures the ability to control revenues, expenses and recurring capital expenditures. AFFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.